                        COLUMBIA GAS SYSTEM 10-K FILING

                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


              WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1993, together with such exhibits and amendments as may be necessary or appropriate thereto.

              NOW THEREFORE, the undersigned hereby constitutes and appoints J.
H. Croom, M. W. O'Donnell, R. E. Lowe, D. L. Bell, Jr., and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to sign such Form 10-K and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                     /s/CG Board of Directors

                                                 ------------------------------



Dated:  February 16, 1994

                                                                     J. H. Croom
                        COLUMBIA GAS SYSTEM 10-K FILING

                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


              WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1993, together with such exhibits and amendments as may be necessary or appropriate thereto.

              NOW THEREFORE, the undersigned hereby constitutes and appoints M.
W. O'Donnell, R. E. Lowe, D. L. Bell, Jr., and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to sign such Form 10-K and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                     /s/J. H. Croom
                                                ------------------------------



Dated:  February 15, 1994

                                                                 M. W. O'Donnell


                        COLUMBIA GAS SYSTEM 10-K FILING

                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


              WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1993, together with such exhibits and amendments as may be necessary or appropriate thereto.

              NOW THEREFORE, the undersigned hereby constitutes and appoints J.
H. Croom, R. E. Lowe, D. L. Bell, Jr., and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to sign such Form 10-K and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                  /s/M. W. O'Donnell
                                             ------------------------------



Dated:  February 15, 1994

                                                                      R. E. Lowe


                        COLUMBIA GAS SYSTEM 10-K FILING

                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


              WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1993, together with such exhibits and amendments as may be necessary or appropriate thereto.

              NOW THEREFORE, the undersigned hereby constitutes and appoints J.
H. Croom, M. W. O'Donnell, D. L. Bell, Jr., and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to sign such Form 10-K and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                 /s/R. E. Lowe
                                          ------------------------------



Dated:  Febuary 16, 1994

                                                                 D. L. Bell, Jr.


                        COLUMBIA GAS SYSTEM 10-K FILING

                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


              WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1993, together with such exhibits and amendments as may be necessary or appropriate thereto.

              NOW THEREFORE, the undersigned hereby constitutes and appoints J.
H. Croom, M. W. O'Donnell, R. E. Lowe, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to sign such Form 10-K and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                    /s/D. L. Bell, Jr.
                                            ------------------------------



Dated:  Febuary 16, 1994

                                                                   L. J. Bainter


                        COLUMBIA GAS SYSTEM 10-K FILING

                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


              WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1993, together with such exhibits and amendments as may be necessary or appropriate thereto.

              NOW THEREFORE, the undersigned hereby constitutes and appoints J.
H. Croom, M. W. O'Donnell, R. E. Lowe, D. L. Bell, Jr., and each of them, as attorneys for him or her in his or her name, place and stead to sign such Form 10-K and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                 /s/L. J. Bainter
                                           ------------------------------



Dated:  Febuary 16, 1994

                                 CERTIFICATION




       I, Tejinder S. Bindra, Assistant Secretary of THE COLUMBIA GAS SYSTEM, INC., do hereby certify that the following is a true and complete copy of resolutions duly adopted by the Board of Directors of said Corporation at a meeting duly called and held in Wilmington, Delaware, on February 16, 1994, at which a quorum was present and acting throughout.

              RESOLVED, that the officers of the Corporation be, and they hereby are, authorized to file an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, under the Securities Exchange Act of 1934, as amended, together with such exhibits and amendments as may be necessary or appropriate thereto; and

              RESOLVED, that J. H. Croom, L. J. Bainter, D. L. Bell, Jr., R. E. Lowe, and M. W. O'Donnell be, and each of them with full power to act without the others and with full power of substitution and resubstitution hereby is, authorized to sign such Annual Report for the fiscal year ended December 31, 1993, on Form 10-K, and any and all amendments thereto, on behalf of and as attorneys for this Corporation and on behalf of and as attorneys for the principal executive officer, the principal financial officer, the principal accounting officer, any member of the Board of Directors, and any other officer of this Corporation.

       WITNESS my hand and the corporate seal of said Corporation, this 17th day of February, 1994.



                                                         /s/T. S. Bindra
                                                  ------------------------------
                                                         Tejinder S. Bindra



SEAL